                                                                    Exhibit 10.2

                             CONSTRUCTION LOAN NOTE


$7,720,000                    as of May __, 1996


          FOR VALUE RECEIVED, the undersigned MORAN BULK CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of THE FIRST NATIONAL BANK OF BOSTON (the "Bank") at the Bank's Head Office (as defined in the Loan Agreement referred to below):

          (a) on or prior to the Maturity Date the principal amount of SEVEN MILLION SEVEN HUNDRED TWENTY THOUSAND DOLLARS ($7,720,000) or, if less, the aggregate unpaid principal amount of the Construction Loan advanced by the Bank to the Borrower pursuant to the Construction Loan Agreement dated as of May __, 1996 (as amended and in effect from time to time, the "Loan Agreement"), among the Borrower, the Guarantors named therein and the Bank; and

          (b) interest on the principal balance hereof from time to time outstanding from the Closing Date under the Loan Agreement through and including the maturity date hereof at the times and at the rates provided in the Loan Agreement.

          This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Loan Agreement. The Bank and any holder hereof is entitled to the benefits of the Loan Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Loan Agreement.

          This Note is guaranteed by the Guarantors pursuant to the terms of the Guaranty, of even date herewith, executed by the Guarantors in favor of the Bank.

          The Borrower irrevocably authorizes the Bank to make or cause to be made, at or about the time of the Drawdown Date of any Construction Advance or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Construction Advance or (as the case may be) the receipt of
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                                       2

such payment. The outstanding amount of the Construction Advances set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to any Construction Advances shall be prima facie evidence of the principal
                                      ----- -----
amount thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Loan Agreement to make payments of principal of and interest on this Note when due.

          The Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Loan Agreement.

          If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Loan Agreement.

          No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

          The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of the Collateral and any other collateral and to the addition or release of any other party or person primarily or secondarily liable.

          THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN THE CREDIT AGREEMENT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT
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                                       3

IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

          This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

          IN WITNESS WHEREOF, the undersigned has caused this Note to be signed by its duly authorized officer as of the day and year first above written.

                              MORAN BULK CORPORATION



                              By: /s/ Alan L. Marchisotto
                              Name: Alan L. Marchisotto
                              Title: Secretary



        Amount of     Type of                 Amount of       Balance of
        Construction  Construction  Interest  Principal Paid  Principal   Notation
Date    Advance       Advance       Period    or Prepaid      Unpaid      Made By:
- ------  ------------  ------------  --------  --------------  ----------  --------

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